Exhibit 10.1

Execution Version

2,000,000 Shares

DIAMONDBACK ENERGY, INC.

Common Stock

UNDERWRITING AGREEMENT

June 24, 2014

CREDIT SUISSE SECURITIES (USA) LLC
Eleven Madison Avenue,
New York, N.Y. 10010-3629

Dear Sirs:

1. Introductory. The selling stockholders listed on Schedule A hereto (the “Selling Stockholders”) agree with Credit Suisse Securities (USA) LLC (the “Underwriter”) to sell to the Underwriter an aggregate of 2,000,000 shares (the “Firm Securities”) of common stock of Diamondback Energy, Inc. (the “Company”), par value $0.01 per share (the “Securities”). The Selling Stockholders also agree to sell to the Underwriter, at the option of the Underwriter, an aggregate of not more than 300,000 additional shares of the Securities (such 300,000 aggregate shares of the Securities being hereinafter referred to as the “Optional Securities”), as set forth in Section 4 of this Agreement. The Firm Securities and the Optional Securities are herein collectively called the “Offered Securities.”

2. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, the Underwriter that:

(i)  Filing and Effectiveness of Registration Statement; Certain Defined Terms. The Company has filed with the Commission a registration statement on Form S-3 (No. 333-192099), including a related prospectus or prospectuses, covering the registration of the Offered Securities under the Act, which has become effective. “Registration Statement” at any particular time means such registration statement in the form then filed with the Commission, including any amendment thereto, any document incorporated by reference therein and all 430B Information and all 430C Information with respect to such registration statement, that in any case has not been superseded or modified. “Registration Statement” without reference to a time means the Registration Statement as of the Effective Time. For purposes of this definition, 430B Information shall be considered to be included in the Registration Statement as of the time specified in Rule 430B.
For purposes of this Agreement:
“430B Information” means information included in a prospectus then deemed to be a part of the Registration Statement pursuant to Rule 430B(e) or retroactively deemed to be a part of the Registration Statement pursuant to Rule 430B(f).
“430C Information” means information included in a prospectus then deemed to be a part of the Registration Statement pursuant to Rule 430C.
“Act” means the Securities Act of 1933, as amended.
“Applicable Time” means 8:30 a.m. (Eastern time) on the date of this Agreement.

“Closing Date” has the meaning defined in Section 4 hereof.
“Commission” means the Securities and Exchange Commission.
“Effective Time” of the Registration Statement relating to the Offered Securities means the time of the first contract of sale for the Offered Securities.
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“Final Prospectus” means the Statutory Prospectus that discloses the public offering price, other 430B Information and other final terms of the Offered Securities and otherwise satisfies Section 10(a) of the Act.
“General Use Issuer Free Writing Prospectus” means any Issuer Free Writing Prospectus that is intended for general distribution to prospective investors, as evidenced by its being so specified in Schedule B to this Agreement
“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433, relating to the Offered Securities in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g).
“Limited Use Issuer Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not a General Use Issuer Free Writing Prospectus.
“Rules and Regulations” means the rules and regulations of the Commission.
“Securities Laws” means, collectively, the Sarbanes-Oxley Act of 2002, as amended (“Sarbanes-Oxley”), the Act, the Exchange Act, the Rules and Regulations, the auditing principles, rules, standards and practices applicable to auditors of “issuers” (as defined in Sarbanes-Oxley) promulgated or approved by the Public Company Accounting Oversight Board and, as applicable, the rules of the NASDAQ Global Select Market (“Exchange Rules”).
“Statutory Prospectus” with reference to any particular time means the prospectus relating to the Offered Securities that is included in the Registration Statement immediately prior to that time, including any document incorporated by reference therein and all 430B Information and all 430C Information with respect to the Registration Statement. For purposes of the foregoing definition, 430B Information shall be considered to be included in the Statutory Prospectus only as of the actual time that form of prospectus (including a prospectus supplement) is filed with the Commission pursuant to Rule 424(b) and not retroactively.
Unless otherwise specified, a reference to a “rule” is to the indicated rule under the Act.
(ii)  Compliance with the Requirements of the Act. (i) (A) At the time the Registration Statement initially became effective, (B) at the time of each amendment thereto for the purposes of complying with Section 10(a)(3) of the Act (whether by post-effective amendment, incorporated report or form of prospectus), (C) at the Effective Time relating to the Offered Securities and (D) on the Closing Date, the Registration Statement conformed, and will conform, in all material respects to the requirements of the Act and the Rules and Regulations and did not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (ii) (A) on its date, (B) at the time of filing the Final Prospectus pursuant to Rule 424(b) and (C) on the Closing Date, the Final Prospectus will conform in all material respects to the requirements of the Act and the Rules and Regulations, and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from any such document based upon written information furnished to the Company by the Underwriter specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 9(c) hereof.

(iii) Filing Fees. The Company has paid or shall pay the required Commission filing fees relating to the Offered Securities within the time required by Rule 456(b)(1) and otherwise in accordance with Rules 456(b) and 457(r).
(iv) Ineligible Issuer Status. (i) At the earliest time after the filing of the Registration Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2)) of the Offered Securities and (ii) at the date of this Agreement, the Company was not and is not an “ineligible issuer,” as defined in Rule 405, including (x) the Company or any other subsidiary in the preceding three years not having been convicted of a felony or misdemeanor or having been made the subject of a judicial or administrative decree or order as described in Rule 405 and (y) the Company in the preceding three years not having been the subject of a bankruptcy petition or insolvency or similar proceeding, not having had a registration statement be the subject of a proceeding under Section 8 of the Act and not being the subject of a proceeding under Section 8A of the Act in connection with the offering of the Securities, all as described in Rule 405.
(v) General Disclosure Package. As of the Applicable Time, neither (i) the General Use Issuer Free Writing Prospectus(es) issued at or prior to the Applicable Time and, the preliminary prospectus supplement, dated June 24, 2014, including the base prospectus, dated November 5, 2013 (which is the most recent Statutory Prospectus distributed to investors generally) and the other information, if any, stated in Schedule B to this Agreement to be included in the General Disclosure Package, all considered together (collectively, the “General Disclosure Package”), nor (ii) any individual Limited Use Issuer Free Writing Prospectus, when considered together with the General Disclosure Package, included any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from any Statutory Prospectus or any Issuer Free Writing Prospectus in reliance upon and in conformity with written information furnished to the Company by the Underwriter specifically for use therein, it being understood and agreed that the only such information furnished by the Underwriter consists of the information described as such in Section 9(c) hereof.
(vi) Issuer Free Writing Prospectuses. Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Offered Securities or until any earlier date that the Company notified or notifies the Underwriter as described in the next sentence, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information then contained in the Registration Statement. If at any time following issuance of an Issuer Free Writing Prospectus, at a time when a prospectus relating to the Offered Securities is (or but for the exemption in Rule 172 would be) required to be delivered under the Act by the Underwriter or dealer, there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information then contained in the Registration Statement or as a result of which such Issuer Free Writing Prospectus, if republished immediately following such event or development, would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, (i) the Company has promptly notified or will promptly notify the Underwriter and (ii) the Company has promptly amended or will promptly amend or supplement such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.
(vii) Good Standing of the Company. The Company has been duly incorporated and is existing and in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own and/or lease its properties and conduct its business as described in the General Disclosure Package; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to so qualify or to be in good standing in such other jurisdictions would not, individually or in the aggregate, result in a material adverse effect on the condition (financial or otherwise), results of operations, business, properties or prospects of the Company and its subsidiaries taken as a whole (“Material Adverse Effect”).

(viii) Subsidiaries. The Company’s “significant” subsidiaries, as defined in Rule 1-02 of Regulation S-X, immediately prior to the closing of the offering contemplated by this Agreement, will be Diamondback E&P LLC, Diamondback O&G LLC and Viper Energy Partners LP (“Viper”). Each such subsidiary has been duly formed and is existing and in good standing under the laws of the jurisdiction of its organization with the limited liability company or limited partnership power and authority, as applicable, to own and/or lease its properties and conduct its business as described in the General Disclosure Package; and each such subsidiary is duly qualified to do business as a foreign limited liability company, in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to so qualify or be in good standing in such other jurisdictions would not result in a Material Adverse Effect; all of the limited liability company interests or limited partnership interests, as the case may be, in each such subsidiary of the Company have been duly authorized and validly issued in accordance with constituent documents of each subsidiary and are fully paid (to the extent required under such subsidiary’s limited liability company agreement or limited partnership agreement, as the case may be) and non-assessable (except as such non-assessability may be affected by Sections 18-607 and 18-804 of the Delaware Limited Liability Company Act with respect to those significant subsidiaries of the Company that are limited liability companies and by Sections 17-303, 17-607 and 17-804 of the Delaware Revised Uniform Limited Partnership Act with respect to that significant subsidiary of the Company that is a limited partnership); and, except as otherwise disclosed in the General Disclosure Package with respect to the pledge thereof in connection with the Company’s revolving credit facility, and the issuance and sale of 5,750,000 common units representing limited partnership interests of Viper in connection with the closing of Viper’s initial public offering on June 23, 2014, the equity interests in each such subsidiary will be owned by the Company, directly or through subsidiaries, free from liens, encumbrances and defects.

(ix) Offered Securities. The Offered Securities and all other outstanding shares of capital stock of the Company have been duly authorized; the authorized equity capitalization of the Company is as set forth in the General Disclosure Package; all outstanding shares of capital stock of the Company are, validly issued, fully paid and nonassessable, and conform to the information in the General Disclosure Package and to the description of such Offered Securities contained in the Final Prospectus; the stockholders of the Company have no preemptive rights with respect to the Securities; and none of the outstanding shares of capital stock of the Company have been issued in violation of any preemptive or similar rights of any security holder. Except as disclosed in the Registration Statement and the General Disclosure Package, there are no outstanding (A) securities or obligations of the Company convertible into or exchangeable for any capital stock of the Company, (B) warrants, rights or options to subscribe for or purchase from the Company any such capital stock or any such convertible or exchangeable securities or obligations or (C) obligations of the Company to issue or sell any shares of capital stock, any such convertible or exchangeable securities or obligations or any such warrants, rights or options. The Company has not, directly or indirectly, offered or sold any of the Offered Securities by means of any “prospectus” (within the meaning of the Act and the Rules and Regulations) or used any “prospectus” or made any offer (within the meaning of the Act and the Rules and Regulations) in connection with the offer or sale of the Offered Securities, in each case other than the preliminary prospectus referred to in Section 2(v) hereof.

(x) Other Offerings. Except as disclosed in the Registration Statement and the General Disclosure Package, including 3,450,000 shares issued on February 26, 2014 in a public offering and shares issued or issuable under the Company’s 2012 Equity Incentive Plan, the Company has not sold, issued or distributed any common shares during the six-month period preceding the date hereof, including any sales pursuant to Rule 144A under, or Regulation D or S of, the Act.

(xi) No Finder’s Fee. Except as disclosed in the General Disclosure Package, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or the Underwriter for a brokerage commission, finder’s fee or other like payment in connection with this offering.

(xii) Registration Rights. Except as disclosed in the General Disclosure Package, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act (collectively, “registration rights”), and any person to whom the Company has granted registration rights has agreed not to exercise such rights until after the expiration of the Lock-Up Period referred to in Section 6(k) hereof.

(xiii) Listing. The Offered Securities have been approved for listing on the NASDAQ Global Select Market, subject to notice of issuance.

(xiv) Absence of Further Requirements. No consent, approval, authorization, or order of, or filing or registration with, any person (including any governmental agency or body or any court) is required to be obtained or made by the Company for the consummation of the transactions contemplated by this Agreement in connection with the sale of the Offered Securities, except such as have been obtained, or made and such as may be required under state securities laws or by the Financial Industry Regulatory Authority (“FINRA”).

(xv) Title to Property. Except as disclosed in the General Disclosure Package, the Company and its subsidiaries have (i) good and defensible title to all of the interests in oil and gas properties underlying the Company’s estimates of its net proved reserves contained in the General Disclosure Package and (ii) good and marketable title to all other real and personal property reflected in the General Disclosure Package as assets owned by them, in each case free and clear of all liens, encumbrances and defects except such as (x) are described in the General Disclosure Package with respect to the Company’s revolving credit facility, (y) are liens and encumbrances under operating agreements, unitization and pooling agreements, production sales contracts, farmout agreements and other oil and gas exploration, participation and production agreements, in each case that secure payment of amounts not yet due and payable for the performance of other unmatured obligations and are of a scope and nature customary in the oil and gas industry or arise in connection with drilling and production operations, or (z) do not materially affect the value of the properties of the Company and its subsidiaries and do not interfere in any material respect with the use made or proposed to be made of such properties by the Company or its subsidiaries; any other real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere in any material respect with the use made and proposed to be made of such property and buildings by the Company or its subsidiaries; and the working interests derived from oil, gas and mineral leases or mineral interests that constitute a portion of the real property held or leased by the Company and its subsidiaries, reflect in all material respects the rights of the Company and its subsidiaries to explore, develop or produce hydrocarbons from such real property in the manner contemplated by the General Disclosure Package, and the care taken by the Company and its subsidiaries with respect to acquiring or otherwise procuring such leases or other property interests was generally consistent with standard industry practices in the areas in which the Company and its subsidiaries operate for acquiring or procuring leases and interests therein to explore, develop or produce hydrocarbons. With respect to interests in oil and gas properties obtained by or on behalf of the Company and its subsidiaries that have not yet been drilled or included in a unit for drilling, the Company and its subsidiaries have carried out such title investigations in accordance with the reasonable practice in the oil and gas industry in the areas in which the Company and its subsidiaries operate.

(xvi) Rights-of-Way. The Company and its subsidiaries have such consents, easements, rights-of-way or licenses from any person (collectively, “rights-of-way”) as are necessary to enable the Company to conduct its business in the manner described in the General Disclosure Package, subject to qualifications as may be set forth in the General Disclosure Package, except where failure to have such rights-of-way would not have, individually or in the aggregate, a Material Adverse Effect.
(xvii) Reserve Engineers. Ryder Scott Company, L.P., a reserve engineer that prepared reserve reports on estimated net proved oil and natural gas reserves held by (i) the Company as of December 31, 2013 and as of December 31, 2012 and (ii) the Company, Gulfport Energy Corporation (“Gulfport”) and Windsor UT, LLC (“Windsor UT”) as of December 31, 2011 was, as of the date of preparation of such reserve reports, and is, as of the date hereof, an independent petroleum engineer with respect to the Company.
(xviii) Reserve Report Information. The information contained in the General Disclosure Package regarding estimated proved reserves is based upon the reserve reports prepared by Ryder Scott Company, L.P. The information provided to Ryder Scott Company, L.P. by the Company, including, without limitation, information as to: production, costs of operation and development, current prices for production, agreements relating to current and future operations and sales of production, was true and correct in all material respects on the dates that such reports were made. Such information was provided to Ryder Scott Company, L.P. in accordance with all customary industry practices.
(xix) Reserve Reports. The reserve reports prepared by Ryder Scott Company, L.P. setting forth the estimated proved reserves attributed to the oil and gas properties of the Company accurately reflect in all material respects the ownership interests of the Company in the properties therein. Other than normal production of reserves, intervening market commodity price fluctuations, fluctuations in demand for such products, adverse weather conditions, unavailability or increased costs of rigs, equipment, supplies or personnel, the timing of third party operations and other facts, in each case in the ordinary course of business, and except as disclosed in the General Disclosure Package, the Company is not aware of any facts or circumstances that would result in a material adverse change in the aggregate net reserves, or the present value of future net cash flows therefrom, as described in the General Disclosure Package and the reserve reports; and estimates of such reserves and present values as described in the General Disclosure Package and reflected in the reserve reports comply in all material respects with the applicable requirements of Regulation S-X and Subpart 1200 of Regulation S-K under the Securities Act.

(xx) Absence of Defaults and Conflicts Resulting from Transaction. The execution, delivery and performance of this Agreement, and the sale of the Offered Securities will not result in a breach or violation of any of the terms and provisions of, or constitute a default or a Debt Repayment Triggering Event (as defined below) under, or result in the imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, (i) the charter or by-laws or similar organizational documents of the Company or any of its subsidiaries, (ii) any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any of its subsidiaries or any of their properties, or (iii) any agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the properties of the Company or any of its subsidiaries is subject, except in the case of clauses (ii) and (iii), for any breaches, violations, defaults, liens, charges or encumbrances, which, individually or in the aggregate, would not result in a Material Adverse Effect; a “Debt Repayment Triggering Event” means any event or condition that gives, or with the giving of notice or lapse of time would give, the holder of any note, debenture, or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its subsidiaries.

(xxi) Absence of Existing Defaults and Conflicts. Neither the Company nor any of its subsidiaries is in violation of its respective charter, by-laws or similar organizational documents or in default (or with the giving of notice or lapse of time would be in default) under any existing obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument to which any of them is a party or by which any of them is bound or to which any of the properties of any of them is subject, except such defaults that would not, individually or in the aggregate, result in a Material Adverse Effect.

(xxii) Authorization of Agreement. This Agreement has been duly authorized, executed and delivered by the Company.

(xxiii) Possession of Licenses and Permits. The Company and its subsidiaries possess all adequate certificates, authorizations, franchises, licenses and permits issued by appropriate federal, state, local or foreign regulatory bodies (collectively, “Licenses”) necessary or material to the conduct of the business now conducted or proposed in the General Disclosure Package to be conducted by them, except where the failure to have obtained the same would not result in a Material Adverse Effect. The Company and each of its subsidiaries are in compliance with the terms and conditions of all such Licenses, except where the failure to so comply would not, individually or in the aggregate, result in a Material Adverse Effect, and have not received any notice of proceedings relating to the revocation or modification of any Licenses that, if determined adversely to the Company or any of its subsidiaries, would, individually or in the aggregate, result in a Material Adverse Effect.

(xxiv) Absence of Labor Dispute. No labor dispute with the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is imminent that would result in a Material Adverse Effect.

(xxv) Possession of Intellectual Property. The Company and its subsidiaries own, possess or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, “intellectual property rights”) necessary to conduct the business now operated by them, or presently employed by them, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Company or any of its subsidiaries, would, individually or in the aggregate, result in a Material Adverse Effect.

(xxvi) Environmental Laws. Except as disclosed in the General Disclosure Package, (a)(i) neither the Company nor any of its subsidiaries is in violation of, and does not have any liability under, any federal, state, local or non-U.S. statute, law, rule, regulation, ordinance, code, other requirement or rule of law (including common law), or decision or order of any domestic or foreign governmental agency, governmental body or court, relating to pollution, to the use, handling, transportation, treatment, storage, discharge, disposal or release of Hazardous Substances (as defined below), to the protection or restoration of the environment or natural resources, to health and safety including as such relates to exposure to Hazardous Substances, and to natural resource damages (collectively, “Environmental Laws”) that would, individually or in the aggregate, have a Material Adverse Effect, (ii) to the knowledge of the Company, neither the Company nor any of its subsidiaries own, occupy, operate or use any real property contaminated with Hazardous Substances, (iii)  neither the Company nor any of its subsidiaries is conducting or funding any investigation, remediation, remedial action or monitoring of actual or suspected Hazardous Substances in the environment, (iv) to the knowledge of the Company, neither the Company nor any of its subsidiaries is liable or allegedly liable for any release or threatened release of Hazardous Substances, including at any off-site treatment, storage or disposal site, (v)  neither the Company nor any of its subsidiaries is subject to any pending, or to the Company’s knowledge threatened, claim by any governmental agency or governmental body or person arising under Environmental Laws or relating to Hazardous Substances, and (vi) the Company and its subsidiaries have received and are in compliance with all, and have no liability under any, permits, licenses, authorizations, identification numbers or other approvals required under applicable Environmental Laws to conduct their business, except in each case covered by clauses (i) – (vi) such as would not, individually or in the aggregate, result in a Material Adverse Effect; (b) to the knowledge of the Company and its subsidiaries there are no facts or circumstances that would reasonably be expected to result in a violation of, liability under, or claim pursuant to any Environmental Law that would result in a Material Adverse Effect; and (c) in the ordinary course of its business, the Company and its subsidiaries periodically evaluate the effect, including associated costs and liabilities, of Environmental Laws on the business, properties, results of operations and financial condition of the Company, and, on the basis of such evaluation, the Company and its subsidiaries have reasonably concluded that such Environmental Laws will not, individually or in the aggregate, result in a Material Adverse Effect. For purposes of this subsection “Hazardous Substances” means (A) petroleum and petroleum products, by-products or breakdown products, radioactive materials, asbestos-containing materials, polychlorinated biphenyls and mold, and (B) any other chemical, material or substance defined or regulated as toxic or hazardous or as a pollutant, contaminant or waste under Environmental Laws.

(xxvii) Accurate Disclosure; Exhibits. The statements in the General Disclosure Package and the Final Prospectus under the headings, “Description of Capital Stock,” and “Material U.S. Federal Income and Estate Tax Considerations for Non-U.S. Holders,” insofar as such statements summarize legal matters, agreements, documents or legal or regulatory proceedings discussed therein, are accurate and fair summaries, in all material respects, of such legal matters, agreements, documents or legal or regulatory proceedings and present the information required to be shown. There are no contracts or documents which are required to be described in the Registration Statement or the General Disclosure Package pursuant to Form S-3 or to be filed as exhibits to the Registration Statement pursuant to Item 601 of Regulation S-K which have not been so described or filed as required, except for such exhibits as would not have a Material Adverse Effect.

(xxviii) Absence of Manipulation. The Company has not taken, directly or indirectly, any action that is designed to or that has constituted or that would reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Offered Securities.

(xxix) Statistical and Market-Related Data. Any third-party statistical and market-related data included or incorporated by reference in the Registration Statement, a Statutory Prospectus or the General Disclosure Package are based on or derived from sources that the Company believes to be reliable and accurate.

(xxx) Internal Controls and Compliance with the Sarbanes-Oxley Act. Except as set forth in the General Disclosure Package, the Company, its subsidiaries and the Company’s Board of Directors (the “Board”) are in compliance with all applicable provisions of Sarbanes-Oxley and Exchange Rules. The Company maintains a system of internal controls, including, but not limited to, disclosure controls and procedures, internal controls over accounting matters and financial reporting, an internal audit function and legal and regulatory compliance controls (collectively, “Internal Controls”) that comply with the applicable Securities Laws and are sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with U.S. Generally Accepted Accounting Principles (“GAAP”) and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accounting for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Internal Controls are overseen by the Audit Committee (the “Audit Committee”) of the Board in accordance with Exchange Rules. The Company has not publicly disclosed or reported to the Audit Committee or the Board, and within the next 135 days the Company does not reasonably expect to publicly disclose or report to the Audit Committee or the Board, a significant deficiency, material weakness, change in Internal Controls or fraud involving management or other employees who have a significant role in Internal Controls, any violation of, or failure to comply with, the Securities Laws, or any matter which, if determined adversely, would result in a Material Adverse Effect.

(xxxi) Litigation. Except as disclosed in the General Disclosure Package, there are no pending actions, suits or proceedings (including any inquiries or investigations by any court or governmental agency or body, domestic or foreign) against or affecting the Company, any of its subsidiaries or any of their respective properties that, if determined adversely to the Company or any of its subsidiaries, would, individually or in the aggregate, result in a Material Adverse Effect, or would materially and adversely affect the ability of the Company to perform its obligations under this Agreement, or which are otherwise material in the context of the sale of the Offered Securities; and no such actions, suits or proceedings (including any inquiries or investigations by any court or governmental agency or body, domestic or foreign) are, to the Company’s knowledge, threatened or contemplated.

(xxxii) Financial Statements.     The historical financial statements included or incorporated by reference in the Registration Statement and the General Disclosure Package present fairly the financial position of the Company and its consolidated subsidiaries as of the dates shown and the results of operations and cash flows of the Company and its subsidiaries for the periods shown, and such financial statements have been prepared in conformity with GAAP, applied on a consistent basis; and the pro forma financial statements included or incorporated by reference in the General Disclosure Package have been prepared in accordance with the applicable accounting requirements of Regulation S-X under the Act, the assumptions used in preparing the pro forma financial statements included in the Registration Statement and the General Disclosure Package provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma columns therein reflect the proper application of those adjustments to the corresponding historical financial statement amounts. Grant Thornton LLP has certified the audited financial statements of the Company included or incorporated by reference in the Registration Statement, General Disclosure Package and the Final Prospectus, and is an independent registered public accounting firm with respect to the Company within the Rules and Regulations and as required by the Act and the applicable rules and guidance from the Public Company Accounting Oversight Board (United States). The other financial and statistical data included in the Registration Statement, the General Disclosure Package and the Final Prospectus present fairly, in all material respects, the information shown therein and such data has been compiled on a basis consistent with the financial statements presented therein and the books and records of the Company. The Company does not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations or any “variable interest entities” within the meaning of Financial Accounting Standards Board Interpretation No. 46), not disclosed in the Registration Statement, the General Disclosure Package and the Final Prospectus. There are no financial statements that are required to be included in the Registration Statement, the General Disclosure Package or the Final Prospectus that are not included as required.

(xxxiii) No Material Adverse Change in Business. Except as disclosed in the General Disclosure Package, since the end of the period covered by the latest audited financial statements included or incorporated by reference in the General Disclosure Package (i) there has been no change, nor any development or event involving a prospective change, in the condition (financial or otherwise), results of operations, business, properties or prospects of the Company and its subsidiaries, taken as a whole, that is material and adverse, (ii) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock, (iii) there has been no material adverse change in the capital stock, short-term indebtedness, long-term indebtedness, net current assets or net assets of the Company or any of its subsidiaries, (iv) there has been no material transaction entered into and there is no material transaction that is probable of being entered into by the Company or any of its subsidiaries other than transactions in the ordinary course of business and (v) there has been no obligation, direct or contingent, that is material to the Company or any of its subsidiaries taken as a whole, incurred by the Company or any of its subsidiaries, except obligations incurred in the ordinary course of business.

(xxxiv) Investment Company Act. The Company is not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the General Disclosure Package, will not be an “investment company” as defined in the Investment Company Act of 1940 (the “Investment Company Act”).

(xxxv) Ratings. No “nationally recognized statistical rating organization” as such term is defined for purposes of Section 3(a)(62) of the Exchange Act has imposed (or has informed the Company that it is considering imposing) any condition (financial or otherwise) on the Company’s retaining any rating assigned to the Company or any securities of the Company or (ii) has indicated to the Company that it is considering any of the actions described in Section 8(e)(ii) hereof.

(xxxvi) Insurance. Except as disclosed in the Registration Statement and the General Disclosure Package, the Company and its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as the Company reasonably believes are adequate for the conduct of their business. All such policies of insurance insuring the Company and its subsidiaries are in full force and effect. The Company and its subsidiaries are in compliance with the terms of such policies and instruments in all material respects; and there are no material claims by the Company or its subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause. Neither the Company nor any of its subsidiaries has any reason to believe that any of them will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect, except as disclosed in the Registration Statement and the General Disclosure Package.
(xxxvii) Tax Returns. The Company and its subsidiaries have filed all federal, state, local and non-U.S. tax returns that are required to be filed or have requested extensions thereof (except in any case in which the failure so to file would not result in a Material Adverse Effect); and, except as set forth in the General Disclosure Package, the Company and its subsidiaries have paid all taxes (including any assessments, fines or penalties) required to be paid by them, except for any such taxes, assessments, fines or penalties currently being contested in good faith or as would not, individually or in the aggregate, result in a Material Adverse Effect.
(xxxviii) Certain Relationships and Related Transactions. No relationship, direct or indirect, exists between or among the Company or its subsidiaries on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or its subsidiaries on the other hand, which is required to be described in the General Disclosure Package which is not so described therein. The Final Prospectus will contain the same description of the matters set forth in the preceding sentence contained in the General Disclosure Package.
(xxxix) ERISA. The minimum funding standard under Section 302 of the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (“ERISA”), has been satisfied by each “pension plan” (as defined in Section 3(2) of ERISA) which has been established or maintained by the Company or any of its subsidiaries, and the trust forming part of each such plan which is intended to be qualified under Section 401 of the Internal Revenue Code of 1986, as amended, is so qualified; each of the Company and its subsidiaries has fulfilled its obligations, if any, under Section 515 of ERISA; neither the Company nor any of its subsidiaries maintain or are required to contribute to a “welfare plan” (as defined in Section 3(1) of ERISA) which provides retiree or other post-employment welfare benefits or insurance coverage (other than “continuation coverage” (as defined in Section 602 of ERISA)); each pension plan and welfare plan established or maintained by the Company and/or any of its subsidiaries are in compliance with the currently applicable provisions of ERISA, except where the failure to comply would not result in a Material Adverse Effect; and neither the Company nor any of its subsidiaries have incurred or would reasonably be expected to incur any withdrawal liability under Section 4201 of ERISA, any liability under Section 4062, 4063 or 4064 of ERISA, or any other liability under Title IV of ERISA.
(xl) No Unlawful Payments. None of the Company, any of its subsidiaries or any director or officer, or to the knowledge of the Company, any agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries has (A) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (B) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (C) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or (D) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.
(xli) Compliance with Anti-Money Laundering Laws. The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the anti-money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations and guidelines issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or its subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Company or its subsidiaries, threatened.
(xlii) Compliance with OFAC. None of the Company, any of its subsidiaries or any director or officer, or to the knowledge of the Company, any agent, employee or affiliate of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”); and neither the Company nor any of its subsidiaries will, directly or indirectly, use the proceeds of the offering and sale of its Offered Securities under this Agreement, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.
3. Representations of the Selling Stockholders. Each of the Selling Stockholders represents, and agrees with, the Underwriter that:
(i) Good Standing. Such Selling Stockholder is a validly existing Delaware limited liability company, Delaware corporation, Delaware limited partnership or an exempted company with limited liability under the laws of the Cayman Islands, as applicable, is in good standing under the laws of the jurisdiction of its organization and has the power and authority to enter into this Agreement and to sell, assign, transfer and deliver the Offered Securities to be sold by such Selling Stockholder.
(ii) Title to Securities. Such Selling Stockholder is, and immediately prior to the Closing Date will be, the record and beneficial owner of the Offered Securities to be sold by such Selling Stockholder and, at the Closing Date, will be free and clear of all liens, encumbrances, equities and claims and, as applicable, has duly endorsed the Offered Securities to be sold by it in blank, and assuming that the Underwriter acquires its interest in the Offered Securities to be sold by it without notice of any adverse claim (within the meaning of Section 8-105 of the New York Uniform Commercial Code (the “UCC”), the Underwriter, by purchasing the Offered Securities to be delivered on the applicable Closing Date, by making payment therefor as provided herein, and having the Offered Securities to be sold by it credited to the securities account or accounts of the Underwriter maintained with The Depository Trust Company (the “DTC”) or such other securities intermediary, will have acquired a security entitlement (within the meaning of Section 8-102(a)(17) of the UCC) to the Offered Securities to be sold by such Selling Stockholder purchased by the Underwriter, and no action based on an adverse claim (within the meaning of Section 8-105 of the UCC) may be asserted against the Underwriter with respect to the Offered Securities to be sold by such Selling Stockholder. Such Selling Stockholder has and, on each Closing Date hereinafter mentioned will have, good and valid title to all of the Offered Securities to be delivered by such Selling Stockholder on such Closing Date.
(iii) Absence of Further Requirements. No consent, approval, authorization or order of, or filing with, any person (including any governmental agency or body or any court) is required to be obtained or made by such Selling Stockholder for the consummation of the transactions contemplated by this Agreement in connection with the offering and sale of the Offered Securities to be sold by such Selling Stockholder, except such as have been obtained and made under the Act and such as may be required under state securities laws.
(iv) Absence of Defaults and Conflicts Resulting from Transaction. The execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, or result in the imposition of any lien, charge or encumbrance upon any property or assets of such Selling Stockholder pursuant to (i) any statute, any rule, regulation or order of any governmental agency or body or any court having jurisdiction over such Selling Stockholder or any of its properties, (ii) any agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder is bound or to which any of the properties of such Selling Stockholder is subject, or (iii) the certificate of formation, certification of incorporation, limited liability company agreement, limited partnership agreement, memorandum and articles of association or bylaws, as applicable, or similar constituent, governing or organizational document of such Selling Stockholder, except in the case of clauses (i) and (ii), for any breaches, violations, defaults, liens, charges or encumbrances, which, individually or in the aggregate, would not have a material adverse effect on the ability of such Selling Stockholder to consummate the transactions contemplated by this Agreement.
(v) Compliance with Securities Act Requirements. (i) (A) At the time the Registration Statement initially became effective, (B) at the time of each amendment thereto for the purpose of complying with Section 10(a)(3) of the Act (whether by post-effective amendment, incorporated report or form of prospectus), (C) at the Effective Time relating to the Offered Securities and (D) on the Closing Date, the Registration Statement conformed, and will conform, in all material respects to the requirements of the Act and the Rules and Regulations, and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (ii) (A) on its date, (B) at the time of filing the Final Prospectus pursuant to Rule 424(b) and (C) on the Closing Date, the Final Prospectus did and will conform in all material respects to the requirements of the Act and the Rules and Regulations, and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence applies only to such information furnished to the Company by such Selling Stockholder specifically for use in connection with the preparation of the Registration Statement, the General Disclosure Package and the Final Prospectus, such information with respect to such Selling Stockholder is identified under the heading “Selling Stockholders” (the “Selling Stockholder Information”).
(vi) General Disclosure Package. As of the Applicable Time, neither (i) the General Disclosure Package, nor (ii) any individual Limited Use Issuer Free Writing Prospectus, when considered together with the General Disclosure Package, included any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence applies only to the Selling Stockholder Information.
(vii) No Undisclosed Material Information. The sale of the Offered Securities by such Selling Stockholder pursuant to this Agreement is not prompted by any information concerning the Company or any of its subsidiaries that is not set forth in the General Disclosure Package.

(viii) Authorization of Agreement. This Agreement has been duly authorized, executed and delivered by such Selling Stockholder.
(ix) No Finder’s Fee. Except as disclosed in the General Disclosure Package, there are no contracts, agreements or understandings between such Selling Stockholder and any person that would give rise to a valid claim against such Selling Stockholder or the Underwriter for a brokerage commission, finder's fee or other like payment in connection with this offering.
(x) Absence of Manipulation. Such Selling Stockholder has not taken, directly or indirectly, any action that is designed to or that has constituted or that would reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Offered Securities.
(xi) No Distribution of Offering Material. Such Selling Stockholder has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Offered Securities.
(xii) Material Agreements. There are no material agreements or arrangements relating to the Company or its subsidiaries to which such Selling Stockholder is a party (or, to such Selling Stockholder’s knowledge, any direct or indirect stockholder of such Selling Stockholder), which are required to be described in the Registration Statements or the General Disclosure Package or to be filed as exhibits thereto that are not so described or filed.
(xiii) Continued Compliance with Securities Laws. If, at any time when a prospectus relating to the Offered Securities is (or but for the exemption in Rule 172 would be) required to be delivered under the Act by the Underwriter or dealer, any event occurs as a result of which the General Disclosure Package or the Final Prospectus, as then amended or supplemented, would include an untrue statement of a material fact with respect to such Selling Stockholder or omit to state any material fact necessary to make the statements therein not misleading with respect to such Selling Stockholder, in the light of the circumstances under which they were made, such Selling Stockholder will promptly notify the Company and the Underwriter of such change.
(xix) Transfer Taxes. There are no transfer taxes or other similar fees or charges under Federal law or laws of any state or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the sale by such Selling Stockholder of the Offered Securities to be sold by such Selling Stockholder.
(xx) Lock-Up Agreement. On or prior to the date hereof, such Selling Stockholder has executed and delivered to the Underwriter an agreement substantially in the form set forth in Exhibit B hereto. Such agreement has been duly authorized, executed and delivered by such Selling Stockholder and constitutes the valid and legally binding obligation of such Selling Stockholder, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.
4. Purchase, Sale and Delivery of Offered Securities. On the basis of the representations, warranties and agreements and subject to the terms and conditions set forth herein, the Selling Stockholders agree, severally and not jointly, to sell to the Underwriter, and the Underwriter agrees to purchase from the Selling Stockholders, at a purchase price of $89.12 per share, that number of Firm Securities set forth opposite their respective names in Schedule A hereto under the caption “Number of Firm Securities Offered”.
Each of the Selling Stockholders will deliver the Firm Securities to or as instructed by the Underwriter for the account of the Underwriter in a form reasonably acceptable to the Underwriter against payment of the purchase price for such Firm Securities by the Underwriter in Federal (same day) funds by a wire transfer to an account, at a bank acceptable to the Underwriter, drawn to the order of such Selling Stockholder, at the office of Latham & Watkins LLP, 811 Main Street Suite 3700, Houston, Texas 77002, at 9:00 A.M., New York time, on June 27, 2014, or at such other time not later than seven full business days thereafter as shall be agreed upon by the Selling Stockholders and the Underwriter, such time being herein referred to as the “First Closing Date.” For purposes of Rule 15c6-1 under the Exchange Act, the First Closing Date (if later than the otherwise applicable settlement date) shall be the settlement date for payment of funds and delivery of securities for all the Offered Securities sold pursuant to the offering. Delivery of the Firm Securities will be made through the facilities of the DTC unless the Underwriter shall otherwise instruct.
In addition, upon written notice from the Underwriter given to the Selling Stockholders from time to time not more than 30 days subsequent to the date of the Final Prospectus, the Underwriter may purchase all or less than all of the Optional Securities at the purchase price per Security to be paid for the Firm Securities. Such notice shall set forth (i) the aggregate number of shares of Optional Securities to be sold by the Selling Stockholders as to which the Underwriter is exercising the option and (ii) the time, date and place at which the Optional Securities will be delivered (each time for the delivery of and payment for the Optional Securities being herein referred to as an “Optional Closing Date,” which may be the First Closing Date) (the First Closing Date and each Optional Closing Date, if any, being sometimes referred to as a “Closing Date”). The Selling Stockholders agree, severally and not jointly, to sell to the Underwriter, and the Underwriter agrees to purchase the Optional Securities. Any Optional Securities shall be purchased from such Selling Stockholder for the account of the Underwriter in the same proportion as the number of Firm Securities set forth opposite such Selling Stockholder's name bears to the total number of shares of Firm Securities on Schedule A hereto (subject to adjustment by the Underwriter in its discretion to eliminate fractions). No Optional Securities shall be sold or delivered unless the Firm Securities previously have been, or simultaneously are, sold and delivered. The right to purchase the Optional Securities or any portion thereof may be exercised from time to time and to the extent not previously exercised may be surrendered and terminated at any time upon notice by the Underwriter to the Selling Stockholders.
Each Optional Closing Date shall be determined by the Underwriter but shall be not later than five full business days after written notice of election to purchase Optional Securities is given. Each of the Selling Stockholders will deliver the Optional Securities being purchased by the Underwriter on each Optional Closing Date to or as instructed by the Underwriter for the account of the Underwriter in a form reasonably acceptable to the Underwriter, against payment of the purchase price for such Optional Securities in Federal (same day) funds by a wire transfer to an account, at a bank acceptable to the Underwriter, drawn to the order of such Selling Stockholder, at the above office of Latham & Watkins LLP. The delivery of any Optional Securities will be made through the facilities of the DTC unless the Underwriter shall otherwise instruct.
5. Offering by Underwriter. It is understood that the Underwriter proposes to offer the Offered Securities for sale to the public as set forth in the Final Prospectus.

6. Certain Agreements of the Company and the Selling Stockholders. Each of the Company and the Selling Stockholders, as applicable, agrees with the Underwriter that:
(a)  Filing of Prospectuses. The Company has filed or will file each Statutory Prospectus (including the Final Prospectus) pursuant to and in accordance with Rule 424(b)(2) (or, if applicable and consented to by the Underwriter, subparagraph (3) or subparagraph (4)) not later than the second business day following the earlier of the date it is first used or the execution and delivery of this Agreement. The Company will advise the Underwriter promptly of any such filing pursuant to Rule 424(b) and provide satisfactory evidence to the Underwriter of such timely filing. The Company has complied and will comply with Rule 433.
(b)  Filing of Amendments: Response to Commission Requests. The Company will promptly advise the Underwriter of any proposal to amend or supplement at any time the Registration Statement or any Statutory Prospectus and will not effect such amendment or supplementation without the Underwriter’s consent, which shall not be unreasonably withheld; and the Company will also advise the Underwriter promptly of (i) any amendment or supplementation of a Registration Statement or the Statutory Prospectus, (ii) any request by the Commission or its staff for any amendment to the Registration Statement, for any supplement to any Statutory Prospectus or for any additional information, (iii) the institution by the Commission of any stop order proceedings in respect of the Registration Statement or the threatening of any proceeding for that purpose, and (iv) the receipt by the Company of any notification with respect to the suspension of the qualification of the Offered Securities in any jurisdiction or the institution or threatening of any proceedings for such purpose. The Company will use its reasonable best efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof.
(c)  Continued Compliance with Securities Laws. If, at any time when a prospectus relating to the Offered Securities is (or but for the exemption in Rule 172 would be) required to be delivered under the Act by the Underwriter or dealer, any event occurs as a result of which the Final Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Registration Statement or supplement the Final Prospectus to comply with the Act, the Company will promptly notify the Underwriter of such event and will promptly prepare and file with the Commission and furnish, at its own expense, to the Underwriter and the dealers and any other dealers upon request of the Underwriter, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither the Underwriter’s consent to, nor the Underwriter’s delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 8 hereof.
(d)  Rule 158. As soon as practicable, but not later than 16 months after the date hereof, the Company will make generally available to its security holders an earnings statement covering a period of at least 12 months beginning after the date hereof and satisfying the provisions of Section 11(a) of the Act and Rule 158 under the Act.
(e)  Furnishing of Prospectuses. The Company will furnish to the Underwriter copies of the Registration Statement, including all exhibits, and upon the request of the Underwriter, signed copies of the Registration Statement, any Statutory Prospectus, and, so long as a prospectus relating to the Offered Securities is (or but for the exemption in Rule 172 would be) required to be delivered under the Act, the Final Prospectus and all amendments and supplements to such documents, in each case in such quantities as the Underwriter reasonably requests. The Final Prospectus shall be so furnished within two business days following the execution and delivery of this Agreement unless otherwise agreed by the Company and the Underwriter. All other such documents shall be so furnished as soon as available. The Company will pay the expenses of printing and distributing to the Underwriter all such documents.
(f)  Blue Sky Qualifications. The Company shall cooperate with the Underwriter and counsel for the Underwriter to qualify or register the Offered Securities for resale under (or obtain exemptions from the application of) the state securities or blue sky laws of those jurisdictions designated by the Underwriter, shall comply with such laws and shall continue such qualifications, registrations and exemptions in effect so long as required for the distribution of the Offered Securities. The Company shall not be required to qualify as a foreign corporation or to take any action that would subject it to general service of process or taxation in any such jurisdiction where it is not presently qualified or subject to taxation.
(g)  Reporting Requirements. During the period of five years hereafter, the Company will furnish to the Underwriter, as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year; and the Company will furnish to the Underwriter (i) as soon as available, a copy of each report and any definitive proxy statement of the Company filed with the Commission under the Exchange Act or mailed to stockholders, and (ii) from time to time, such other information concerning the Company as the Underwriter may reasonably request. However, so long as the Company is subject to the reporting requirements of either Section 13 or Section 15(d) of the Exchange Act and is timely filing reports with the Commission on its Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”), it is not required to furnish such reports or statements to the Underwriter.
(h)  Payment of Expenses. The Company agrees with the Underwriter that the Company will pay all expenses incident to the performance of the obligations of the Company and the Selling Stockholders under this Agreement, including but not limited to (i) any filing fees and reasonable attorney’s fees and expenses incurred by the Company, the Selling Stockholders or the Underwriter in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Offered Securities for offer and sale under the state securities or blue sky laws of such jurisdictions as the Underwriter designates and the preparation and printing of memoranda relating thereto, (ii) the filing fees incident to, and the reasonable fees and expenses of counsel for the Underwriter, in an amount not to exceed $20,000, in connection with the FINRA’s review and approval of the Underwriter’s participation in the offering and distribution of the Offered Securities, (iii) costs and expenses of the Company’s officers and employees and any other expenses of the Company and the Selling Stockholders relating to investor presentations or any “road show” in connection with the offering and sale of the Offered Securities including, without limitation, any travel expenses of the Company’s officers and employees, (iv) fees and expenses incident to listing the Offered Securities on the NASDAQ Global Select Market, (v) fees and expenses in connection with the registration of the Offered Securities under the Exchange Act, (vi) expenses incurred in distributing preliminary prospectuses and the Final Prospectus (including any amendments and supplements thereto) to the Underwriter and expenses incurred in preparing, printing and distributing any Issuer Free Writing Prospectuses to investors or prospective investors and (vii) all other fees, costs and expenses referred to in Item 13 of Part II of the Registration Statement. Notwithstanding the foregoing sentence, the Selling Stockholders agree to pay any transfer taxes on the sale by the Selling Stockholders of the Offered Securities to the Underwriter. Except as provided in this Agreement, the Underwriter shall pay its own costs and expenses, including the fees and disbursement of its counsel.
(i)    Absence of Manipulation Company. The Company will not take, directly or indirectly, any action designed to or that would constitute or that could reasonably be expected to cause or result in, stabilization or manipulation of the price of any securities of the Company to facilitate the sale or resale of the Offered Securities.
(j)  Absence of Manipulation—Selling Stockholders. The Selling Stockholders will not take, directly or indirectly, any action designed to or that would constitute or that could reasonably be expected to cause or result in, stabilization or manipulation of the price of any securities of the Company to facilitate the sale or resale of the Offered Securities.
(k)   (A) Restriction on Sale of Securities by the Company. For the period specified below (the “Lock-Up Period”), the Company will not, directly or indirectly, take any of the following actions with respect to its Securities or any securities convertible into or exchangeable or exercisable for any of its Securities (“Lock-Up Securities”): (i) offer, sell, issue, contract to sell, pledge or otherwise dispose of Lock-Up Securities, (ii) offer, sell, issue, contract to sell, contract to purchase or grant any option, right or warrant to purchase Lock-Up Securities, (iii) enter into any swap, hedge or any other agreement that transfers, in whole or in part, the economic consequences of ownership of Lock-Up Securities, (iv) establish or increase a put equivalent position or liquidate or decrease a call equivalent position in Lock-Up Securities within the meaning of Section 16 of the Exchange Act or (v) file with the Commission a registration statement under the Act relating to Lock-Up Securities, or publicly disclose the intention to take any such action, without the prior written consent of the Underwriter, except for issuances of Lock-Up Securities pursuant to the conversion or exchange of convertible or exchangeable securities or the exercise of warrants or options or vesting of restricted stock or restricted stock units, in each case outstanding on the date hereof, grants of employee or director stock options, restricted stock or restricted stock units pursuant to the terms of a plan in effect on the date hereof and described in the General Disclosure Package or issuances of Lock-Up Securities pursuant to the exercise of such options, provided that such options, stock, units or the Lock-Up Securities issued upon exercise thereof may not be transferred during the Lock-Up Period. The Lock-Up Period will commence on the date hereof and continue for 30 days after the date hereof or such earlier date that the Underwriter consents to in writing.
7. Free Writing Prospectuses. Each of the Company and the Selling Stockholders represents and agrees that, unless it obtains the prior consent of the Underwriter, and the Underwriter represents and agrees that, unless it obtains the prior consent of the Company, it has not made and will not make any offer relating to the Offered Securities that would constitute an Issuer Free Writing Prospectus, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405, required to be filed with the Commission. Any such free writing prospectus consented to by the Company, the Selling Stockholders and the Underwriter is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company represents that it has treated and agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and has complied and will comply with the requirements of Rules 164 and 433 applicable to any Permitted Free Writing Prospectus, including timely Commission filing where required, legending and record keeping. The Company represents that it has satisfied and agrees that it will satisfy the conditions in Rule 433 to avoid a requirement to file with the Commission any electronic road show.
8. Conditions of the Obligations of the Underwriter. The obligations of the Underwriter to purchase and pay for the Firm Securities on the First Closing Date and the Optional Securities to be purchased on each Optional Closing Date will be subject to the accuracy of the representations and warranties of the Company and the Selling Stockholders herein (as though made on such Closing Date), to the accuracy of the statements of the Company’s officers made pursuant to the provisions hereof, to the performance by the Company and the Selling Stockholders of their respective obligations hereunder and to the following additional conditions precedent:

(a)  Grant Thornton Comfort Letter. The Underwriter shall have received letters, dated, respectively, the date hereof and each Closing Date, of Grant Thornton LLP confirming that they are a registered public accounting firm and independent public accountants within the meaning of the Securities Laws and substantially in the form of Schedule C hereto (except that, in any letter dated a Closing Date, the specified date referred to in Schedule C hereto shall be a date no more than three days prior to such Closing Date).
(b) Ryder Scott Comfort Letter. The Underwriter shall have received letters, dated, respectively, the date hereof and each Closing Date, of Ryder Scott Company, L.P. in the form of Schedule D hereto (i) confirming that, (x) as of the date of its reserve reports for the years ended December 31, 2013 and December 31, 2012, it was an independent reserve engineer for the Company, and (y) as of the date of its reserve reports for the year ended December 31, 2011, it was an independent reserve engineer for the Company, Gulfport and Windsor UT and that, as of the date of such letter, no information had come to its attention that could reasonably have been expected to cause it to withdraw its reserve reports and (ii) otherwise in form and substance acceptable to the Underwriter.
(c)  Filing of Prospectus. The Final Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing in accordance with the Rules and Regulations and Section 6(a) hereof. No stop order suspending the effectiveness of the Registration Statement or of any part thereof shall have been issued and no proceeding for that purpose shall have been instituted or, to the knowledge of the Company or the Underwriter, shall be contemplated by the Commission.
(d)  No Material Adverse Change. Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the condition (financial or otherwise), results of operations, business, properties or prospects of the Company and its subsidiaries taken as a whole which, in the judgment of the

Underwriter, is material and adverse and makes it impractical or inadvisable to market the Offered Securities; (ii) any downgrading in the rating of any debt securities or preferred stock of the Company by any “nationally recognized statistical rating organization” (as defined in Section 3(a)(62) of the Exchange Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities or preferred stock of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating) or any announcement that the Company has been placed on negative outlook; (iii) any change in U.S. or international financial, political or economic conditions or currency exchange rates or exchange controls the effect of which is such as to make it, in the judgment of the Underwriter, impractical to market or to enforce contracts for the sale of the Offered Securities, whether in the primary market or in respect of dealings in the secondary market; (iv) any suspension or material limitation of trading in securities generally on the New York Stock Exchange or the NASDAQ Global Select Market, or any setting of minimum or maximum prices for trading on such exchange; (v) or any suspension of trading of any securities of the Company on the NASDAQ Global Select Market or in the over-the-counter market; (vi) any banking moratorium declared by any U.S. federal or New York authorities; (vii) any major disruption of settlements of securities, payment or clearance services in the United States or any other country where such securities are listed or (viii) any attack on, outbreak or escalation of hostilities or act of terrorism involving the United States, any declaration of war by Congress or any other national or international calamity or emergency if, in the judgment of the Underwriter, the effect of any such attack, outbreak, escalation, act, declaration, calamity or emergency is such as to make it impractical or inadvisable to market the Offered Securities or to enforce contracts for the sale of the Offered Securities.

(e)  Opinion of Outside Counsel for the Company and Gulfport. The Underwriter shall have received an opinion, dated such Closing Date, of Akin Gump Strauss Hauer & Feld LLP, counsel for the Company and Gulfport, as to the matters described in Schedule E hereto.
(f) Opinion of General Counsel for the Company. The Underwriter shall have received an opinion, dated such Closing Date, of Randall J. Holder, General Counsel for the Company, as to the matters described in Schedule F hereto.
(g) Opinion of Counsel for Underwriter. The Underwriter shall have received from Latham & Watkins LLP, counsel for the Underwriter, such opinion or opinions, dated such Closing Date, with respect to such matters as the Underwriter may require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.
(h) Opinion of Counsel for Certain Selling Stockholders. The Underwriter shall have received an opinion, dated as of the Closing Date, of Arthur H. Amron, General Counsel for DB Energy Holdings LLC, Wexford Spectrum Fund, L.P. and Wexford Catalyst Fund, L.P., substantially in the form attached hereto as Schedule G.
(i) Opinion of Counsel for Certain Selling Stockholders. The Underwriter shall have received an opinion, dated as of the Closing Date, of Maples and Calder, counsel for Catalyst Intermediate Fund Ltd. and Spectrum Intermediate Fund Ltd., substantially in the form attached hereto as Schedule H.
(j) Officer’s Certificate. The Underwriter shall have received a certificate, dated such Closing Date, of an executive officer of the Company and a principal financial or accounting officer of the Company in which such officers shall state that: the representations and warranties of the Company set forth in Section 2 of this Agreement are true and correct; the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date; no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to their knowledge and after inquiry to the Commission, are contemplated by the Commission; and, subsequent to the date of the most recent financial statements in the General Disclosure Package, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or otherwise), results of operations, business, properties or prospects of the Company and its subsidiaries taken as a whole except as set forth in the General Disclosure Package or as described in such certificate.

(k) Selling Stockholder’s Certificate. The Underwriter shall have received a certificate, dated such Closing Date, of an authorized executive officer of each Selling Stockholder, in which such officer, in such capacity, shall state that the representations and warranties of such Selling Stockholder set forth in Section 3 of this Agreement are true and correct as of such Closing Date and such Selling Stockholder has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date.
    (l) CFO Certificate. The Underwriter shall have received a certificate addressed to the Underwriter, dated as of the Closing Date, of the Chief Financial Officer of the Company, in the form and substance reasonably acceptable to the Underwriter.
(m)  Lock-Up Agreements. On or prior to the date hereof, the Underwriter shall have received lock-up letters in the form of Exhibit A from each of the executive officers and directors of the Company and in the form of Exhibit B from each Selling Stockholder.
(n)  Tax Forms. Each of the Selling Stockholders will deliver to the Underwriter a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by the Treasury Department regulations in lieu thereof).
The Company and the Selling Stockholders will furnish the Underwriter with any additional opinions, certificates, letters and documents as the Underwriter reasonably requests and conformed copies of documents delivered pursuant to this Section 8. The Underwriter may in its sole discretion waive compliance with any conditions to the obligations of the Underwriter hereunder, whether in respect of an Optional Closing Date or otherwise.
9. Indemnification and Contribution. (a) Indemnification of Underwriter by the Company. The Company will indemnify and hold harmless the Underwriter, its partners, members, directors, officers, employees, agents, affiliates and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act (each, an “Indemnified Party”), against any and all losses, claims, damages or liabilities, joint or several, to which such Indemnified Party may become subject, under the Act, the Exchange Act, other Federal or state statutory law or regulation or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any part of the Registration Statement at any time, any Statutory Prospectus as of any time, the Final Prospectus or any Issuer Free Writing Prospectus, or arise out of or are based upon the omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and will reimburse each Indemnified Party for any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending against any loss, claim, damage, liability, action, litigation, investigation or proceeding whatsoever (whether or not such Indemnified Party is a party thereto), whether threatened or commenced, and in connection with the enforcement of this provision with respect to any of the above as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by the Underwriter specifically for use therein, it being understood and agreed that the only such information furnished by the Underwriter consists of the information described as such in subsection (c) below.
(b) Indemnification of Underwriter by Selling Stockholders. Each Selling Stockholder will indemnify and hold harmless each Indemnified Party against any and all losses, claims, damages or liabilities, joint or several, to which such Indemnified Party may become subject, under the Act, the Exchange Act, other Federal or state statutory law or regulation or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any part of the Registration Statement at any time, any Statutory Prospectus as of any time, the Final Prospectus or any Issuer Free Writing Prospectus, or arise out of or are based upon the omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Indemnified Party for any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending against any loss, claim, damage, liability, action, litigation, investigation or proceeding whatsoever (whether or not such Indemnified Party is a party thereto), whether threatened or commenced, and in connection with the enforcement of this provision with respect to any of the above as such expenses are incurred; provided, however, that such Selling Stockholder shall be subject to such liability only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission is based upon the Selling Stockholder Information and provided, further, that the liability under this subsection (b) of such Selling Stockholder shall be limited to an amount equal to the aggregate gross proceeds after underwriting commissions and discounts, but before expenses, to such Selling Stockholder from the sale of the Offered Securities sold by such Selling Stockholder hereunder.
(c) Indemnification of Company and Selling Stockholders. The Underwriter will indemnify and hold harmless the Company, each of its directors and each of its officers who signs the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and any Selling Stockholder, each of its directors and officers and each person, if any, who controls such Selling Stockholder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, (each, an “Underwriter Indemnified Party”) against any losses, claims, damages or liabilities to which such Underwriter Indemnified Party may become subject, under the Act, the Exchange Act, or other Federal or state statutory law or regulation or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement at any time, any Statutory Prospectus at any time, the Final Prospectus or any Issuer Free Writing Prospectus or arise out of or are based upon the omission or the alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Underwriter specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by such Underwriter Indemnified Party in connection with investigating or defending against any such loss, claim, damage, liability, action, litigation, investigation or proceeding whatsoever (whether or not such Underwriter Indemnified Party is a party thereto), whether threatened or commenced, based upon any such untrue statement or omission, or any such alleged untrue statement or omission as such expenses are incurred, it being understood and agreed that the only such information furnished by the Underwriter consists of the following information in the Final Prospectus: the concession and reallowance figures appearing in the fourth paragraph under the caption “Underwriting,” the information contained in the fourth, seventh and eleventh paragraphs and information with respect to stabilization transactions appearing in the sixteenth paragraph, in each case under the caption “Underwriting.”
(d) Actions against Parties; Notification. Promptly after receipt by an indemnified party under this Section 9 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under subsection (a), (b) or (c) above, notify the indemnifying party of the commencement thereof; but the failure to notify the indemnifying party shall not relieve it from any liability that it may have under subsection (a), (b) or (c) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided further that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under subsection (a), (b) or (c) above. In case any such action is brought against any indemnified party and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 9 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an indemnified party.
(e) Contribution. If the indemnification provided for in this Section 9 is unavailable or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a), (b) or (c) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriter on the other from the offering of the Offered Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholders on the one hand and the Underwriter on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriter on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Stockholders bear to the total underwriting discounts and commissions received by the Underwriter. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholders or the Underwriter and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (e). Notwithstanding the provisions of this subsection (e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue statement or omission or alleged untrue statement or omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Company, the Selling Stockholders and the Underwriter agree that it would not be just and equitable if contribution pursuant to this Section 9(e) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 9(e). Each Selling Stockholder’s obligation under this subsection (e) to contribute shall be limited to an amount equal to the aggregate gross proceeds after underwriting commissions and discounts, but before expenses, to such Selling Stockholder from the sale of the Offered Securities sold by such Selling Stockholder hereunder.
(f) The obligations of the Company and each Selling Stockholder under this Section 9 shall be several and not joint.
10. [Reserved.]
11. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Selling Stockholders, the Company or its officers and of the Underwriter set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of the Underwriter, the Selling

Stockholders, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If the purchase of the Offered Securities by the Underwriter is not consummated for any reason, the Company agrees that the Company will reimburse the Underwriter for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by it in connection with the offering of the Offered Securities, and the respective obligations of the Company, the Selling Stockholders and the Underwriter pursuant to Section 9 hereof shall remain in effect. In addition, if any Offered Securities have been purchased hereunder, the representations and warranties in Section 2 and all obligations under Section 6 shall also remain in effect.
12. Notices. All communications hereunder will be in writing and, if sent to the Underwriter, will be mailed, hand delivered or telecopied and confirmed to Credit Suisse Securities (USA) LLC, Eleven Madison Avenue, New York, N.Y. 10010-3629, Attention:  LCD-IBD; or, if sent to the Company, will be mailed, hand delivered or telecopied and confirmed to it at 500 West Texas, Suite 1225, Midland, Texas 79701 Attention: Randall J. Holder; or if sent to any entity controlled by Wexford Capital L.P., will be mailed, hand delivered or telecopied and confirmed to it at: Wexford Capital LP, 411 West Putnam Avenue, Greenwich, CT 06830 Attention: Arthur H. Amron, Partner & General Counsel; or if sent to Gulfport Energy Corporation, will be mailed, hand delivered or telecopied and confirmed to it at: Gulfport Energy Corporation, 14313 N. May Avenue, Suite 100, Oklahoma City, OK 73134 Attention: Michael G. Moore, Chief Executive Officer and President; provided, however, that any notice to an Underwriter pursuant to Section 9 will be mailed, hand delivered or telecopied and confirmed to such Underwriter.
13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 9, and no other person will have any right or obligation hereunder.
14. [Reserved.]
15. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.
16. Absence of Fiduciary Relationship. Each of the Company and the Selling Stockholders acknowledges and agrees that:
(a) No Other Relationship. The Underwriter has been retained solely to act as an underwriter in connection with the sale of the Offered Securities and that no fiduciary, advisory or agency relationship between the Company and the Selling Stockholders, on the one hand, and the Underwriter, on the other, has been created in respect of any of the transactions contemplated by this Agreement or the Final Prospectus, irrespective of whether the Underwriter has advised or is advising the Company and Selling Stockholders on other matters;
(b) Arms’ Length Negotiations. The price of the Offered Securities set forth in this Agreement was established by the Selling Stockholders following discussions and arms-length negotiations with the Underwriter and the Selling Stockholders are capable of evaluating and understanding and understand and accept the terms, risks and conditions of the transactions contemplated by this Agreement;
(c) Absence of Obligation to Disclose. The Company and the Selling Stockholders have been advised that the Underwriter and its affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Company or the Selling Stockholders and that the Underwriter has no obligation to disclose such interests and transactions to the Company or the Selling Stockholders by virtue of any fiduciary, advisory or agency relationship; and
(d) Waiver. The Company and the Selling Stockholders waive, to the fullest extent permitted by law, any claims they may have against the Underwriter for breach of fiduciary duty or alleged breach of fiduciary duty and agree that the Underwriter shall have no liability (whether direct or indirect) to the Company or the Selling Stockholders in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on behalf of or in right of the Company, including stockholders, employees or creditors of the Company.

16. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

The Company and the Selling Stockholders hereby submit to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. The Company and the Selling Stockholders irrevocably and unconditionally waive any objection to the laying of venue of any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby in Federal and state courts in the Borough of Manhattan in the City of New York and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit or proceeding in any such court has been brought in an inconvenient forum.

17. Patriot Act. In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Underwriter is required to obtain, verify and record information that identifies its clients, including the Company and the Selling Stockholders, which information may include the name and address of its clients, as well as other information that will allow the Underwriter to properly identify its clients.

[Signature Pages Follow]

If the foregoing is in accordance with the Underwriter’s understanding of our agreement, kindly sign and return to the Company and the Selling Stockholders one of the counterparts hereof, whereupon it will become a binding agreement among the Company, the Selling Stockholders and the Underwriter in accordance with its terms.

Very truly yours,

DIAMONDBACK ENERGY, INC.

By:	/s/ Randall J Holder
Name: Randall J Holder
Title: VP

Signature Page to Underwriting Agreement

DB ENERGY HOLDINGS LLC

By:	/s/ Arthur Amron
Name: Arthur Amron
Title: Vice President and Assistant Secretary

Signature Page to Underwriting Agreement – DB Energy Holdings LLC

GULFPORT ENERGY CORPORATION

By:	/s/ Michael G. Moore
Name: Michael G. Moore
Title: CEO & President

Signature Page to Underwriting Agreement – Gulfport Energy Corporation

WEXFORD SPECTRUM FUND, L.P.

By:	/s/ Arthur Amron
Name: Arthur Amron
Title: Vice President and Assistant Secretary

Signature Page to Underwriting Agreement – Wexford Spectrum Fund, L.P.

WEXFORD CATALYST FUND, L.P.

By:	/s/ Arthur Amron
Name: Arthur Amron
Title: Vice President and Assistant Secretary

Signature Page to Underwriting Agreement – Wexford Catalyst Fund, L.P.

SPECTRUM INTERMEDIATE FUND LIMITED

By:	/s/ Arthur Amron
Name: Arthur Amron
Title: Vice President and Assistant Secretary

Signature Page to Underwriting Agreement – Spectrum Intermediate Fund Limited

CATALYST INTERMEDIATE FUND LIMITED

By:	/s/ Arthur Amron
Name: Arthur Amron
Title: Vice President and Assistant Secretary

Signature Page to Underwriting Agreement – Catalyst Intermediate Fund Limited

The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.

CREDIT SUISSE SECURITIES (USA) LLC

By:	/s/ Timothy E Perry
Name: Timothy E Perry
Title: Managing Director

Signature Page to Underwriting Agreement- Credit Suisse Securities (USA) LLC

SCHEDULE A

Selling Stockholder	Number of Firm Securities Offered	Number of Option Securities Offered
DB Energy Holdings LLC	942,794	141,419
Wexford Spectrum Fund L.P.	11,248	1,687
Wexford Catalyst Fund, L.P.	1,778	267
Spectrum Intermediate Fund Limited	37,208	5,581
Catalyst Intermediate Fund Limited	6,972	1,046
Gulfport Energy Corporation	1,000,000	150,000
Total	2,000,000	300,000

A-1

SCHEDULE B

1.	General Use Free Writing Prospectuses (included in the General Disclosure Package)
“General Use Issuer Free Writing Prospectus” includes each of the following documents:
[None.]

2.	Other Information Included in the General Disclosure Package
The following information is also included in the General Disclosure Package:
Price per share to the public: $90.04

B-1

SCHEDULE C
The Underwriter shall have received letters, dated, respectively, the date hereof and the First Closing Date, of Grant Thornton LLP confirming that they are a registered public accounting firm and independent public accountants within the meaning of the Securities Laws to the effect that:
(i) in their opinion the audited combined consolidated financial statements examined by them and included or incorporated by reference in the Registration Statements and the General Disclosure Package comply as to form in all material respects with the applicable accounting requirements of the Securities Laws;
(ii) with respect to the period(s) covered by the unaudited quarterly consolidated financial statements included or incorporated by reference in the Registration Statements and the General Disclosure Package, they have performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in AU 722, Interim Financial Information, on the unaudited quarterly consolidated financial statements (including the notes thereto) of the Company included or incorporated by reference in the Registration Statements and the General Disclosure Package, and have made inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company as to whether such unaudited quarterly consolidated financial statements comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the related published rules and regulations; they have read the latest unaudited monthly consolidated financial statements (including the notes thereto) and the supplementary summary unaudited financial information of the Company made available by the Company and the minutes of the meetings of the stockholders, Board of Directors and committees of the Board of Directors of the Company; and have made inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company as to whether the unaudited monthly financial statements are stated on a basis substantially consistent with that of the audited consolidated financial statements included in the Registration Statements and General Disclosure Package; and on the basis thereof, nothing came to their attention which caused them to believe that:
(A) the unaudited financial statements included or incorporated by reference in the Registration Statements or the General Disclosure Package do not comply as to form in all material respects with the applicable accounting requirements of the Securities Laws, or that any material modifications should be made to the unaudited quarterly consolidated financial statements for them to be in conformity with generally accepted accounting principles;
(B) with respect to the period subsequent to the date of the most recent unaudited quarterly consolidated financial statements included or incorporated by reference in the General Disclosure Package, at a specified date at the end of the most recent month, there were any increases in the short-term debt or long-term debt of the Company, or any change in stockholders’ equity or the consolidated capital stock of the Company and its consolidated subsidiaries or any decreases in the net current assets or net assets of the Company, as compared with the amounts shown on the latest balance sheet included or incorporated by reference in the General Disclosure Package; or for the period from the day after the date of the most recent unaudited quarterly consolidated financial statements for such entities included or incorporated by reference in the General Disclosure Package to such specified date, there were any decreases, as compared with the corresponding period in the preceding year, in consolidated net sales, net operating income or in the total or per share amounts of net income of the Company, except for such changes, increases or decreases set forth in such letter which the General Disclosure Package discloses have occurred or may occur;

C-1

(iii)  With respect to any period as to which officials of the Company have advised that no consolidated financial statements as of any date or for any period subsequent to the specified date referred to in (ii)(B) above are available, they have made inquiries of certain officials of the Company who have responsibility for the financial and accounting matters of the Company as to whether, at a specified date not more than three business days prior to the date of such letter, there were any increases in the short-term debt or long-term debt of the Company, or any change in stockholders’ equity or the capital stock of the Company or any decreases in the net current assets or net assets of the Company, as compared with the amounts shown on the most recent balance sheet for the Company included or incorporated by reference in the General Disclosure Package; or for the period from the day after the date of the most recent unaudited quarterly financial statements for the Company included or incorporated in the General Disclosure Package to such specified date, there were any decreases, as compared with the corresponding period in the preceding year, in net sales, net operating income, or in the total or per share amounts of net income of the Company and, on the basis of such inquiries and the review of the minutes described in paragraph (ii) above, nothing came to their attention which caused them to believe that there was any such change, increase, or decrease, except for such changes, increases or decreases set forth in such letter which the General Disclosure Package discloses have occurred or may occur; and
(iv)  they have compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial and statistical information contained in the Registration Statements, each Issuer Free Writing Prospectus (other than any Issuer Free Writing Prospectus that is an “electronic road show,” as defined in Rule 433(h)) and the General Disclosure Package (in each case to the extent that such dollar amounts, percentages and other financial and statistical information are derived from the general accounting records of the Company or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial and statistical information to be in agreement with such results.

C-2

SCHEDULE D
The Underwriter shall have received letters, dated, respectively, the date hereof and the First Closing Date, of Ryder Scott Company, L.P. confirming that:

1.
They are independent petroleum engineers with respect to Diamondback Energy Inc. (“Diamondback”) and Windsor Permian LLC, Gulfport Energy Corporation and Windsor UT LLC (the “Companies”). Their employment by Diamondback and the Companies for work performed in connection with the Registration Statement and the reports was not on a contingent basis. At the time of preparation of each of the reports they did not have, and at the date thereof they do not have, any financial interest in Diamondback, the Companies or the properties covered by the reports. No person at their firm is connected with Diamondback or the Companies as a promoter, underwriter, voting trustee, director, officer or employee.

2.
The estimates of reserves, production rates, future income and present worth of future income as of each Evaluation Date presented in or incorporated by reference in the Registration Statement correctly reflect their estimates of those quantities as presented in the reports. The computations made in connection with the proved reserves in the reports were made in accordance with the provisions of the then-applicable Rule 4-10 of Regulation S-X and Subpart 1200 of Regulation S-K promulgated by the SEC and have been prepared in a manner consistent and in compliance with the standards and definitions pertaining to the estimating and auditing of gas and oil reserves information promulgated by the SEC.

3.
Nothing has come to their attention since they prepared the reports, as a result of their activities as independent petroleum engineers for Diamondback, the Companies or otherwise, that would lead them to believe that the information set forth in the reports is incorrect or that there has been a material change in the amounts of proved developed or proved undeveloped reserves of oil, natural gas or NGLs of Diamondback or the Companies as of the date of their letter, as compared with the information set forth in the reports and as presented in or incorporated by reference in the Registration Statement, except as a result of normal production, development and operations after each Evaluation Date by Diamondback or the Companies. Furthermore, they are not aware of any additional information that they believe is necessary to be disclosed in the reports in order to prevent the information set forth therein from being misleading as of the date of each report.

4.	They have reviewed the following documents or sections of the following documents in which (i) their firm or (ii) any of the reports are mentioned, incorporated by reference or indirectly referred to:

•	the Preliminary Prospectus; and

•
Diamondback’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013: “Business—Overview” and “—Oil and Natural Gas Data;” “Risk Factors;” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Operating Results Overview.”

They have determined that such disclosures, statements and references are accurate insofar as they pertain to their firm or the reports.

5.
Based on their review described in the preceding paragraph, nothing has been brought to their attention by Diamondback or the Companies that would lead them to believe that there has been a material change in the estimated reserves and income data, based on the prices and costs furnished by Diamondback or the Companies as of each Evaluation Date in connection with the reports and as presented in or incorporated by reference in the Registration Statement, except for reductions attributable to actual production and sale of reserves by Diamondback or the Companies.

6.
The engineering projections included in the reports were based on the latest available production data. Although they were not requested to review subsequent data concerning either the performance of the wells or field operations, no additional information has been brought to their attention that would lead them to believe that

D-1

there would be a material change as of the respective Evaluation Date in proved reserves or future net revenues attributable to Diamondback or the Companies’ interests reflected in the reports.

7.
They have reviewed certain records of Diamondback and the Companies in connection with the preparation of the reports and based on that review, no facts have come to their attention that lead them to believe that the data included or incorporated by reference in the Registration Statement, insofar as it relates to the reports, contains any untrue statement of a material fact.

D-2

SCHEDULE E
Form of Akin Gump Strauss Hauer & Feld LLP Opinion

1.
The Company is a corporation that is validly existing and in good standing under the laws of the State of Delaware, the jurisdiction of its incorporation, and the Company is duly qualified and is in good standing as a foreign corporation in each jurisdiction listed on Schedule A hereto.

2.	Gulfport is a corporation that is validly existing and in good standing under the laws of the State of Delaware, the jurisdiction of its incorporation.

3.
Each of Diamondback E&P LLC, Diamondback O&G LLC and Viper Energy Partners LP (each, a “Subsidiary” and, collectively, the “Subsidiaries”) is a limited liability company or limited partnership that is validly existing and in good standing under the laws of the State of Delaware, the jurisdiction of its organization, and is duly qualified and is in good standing as a foreign limited liability company or limited partnership, as the case may be, in each jurisdiction listed for such Subsidiary on Schedule A hereto.

4.
The Company has the corporate power and authority to own, lease, hold and operate its properties and to conduct the business in which it is engaged as described in the Registration Statement, the Final Prospectus and the General Disclosure Package. Each Subsidiary has the limited liability company power and authority to own, lease, hold and operate its properties and to conduct the business in which it is engaged as described in the Registration Statement, the Final Prospectus and the General Disclosure Package.

5.
Each of the Company and Gulfport (a) has the corporate power to execute, deliver and perform the Underwriting Agreement, (b) has taken all corporate action necessary to authorize the execution, delivery and performance of the Underwriting Agreement and (c) has duly executed and delivered the Underwriting Agreement.

6.
The execution and delivery by the Company of the Underwriting Agreement do not, and the performance by it of its obligations thereunder will not, (i) whether with or without the giving of notice or passage of time or both, constitute a breach of, or default or Debt Repayment Triggering Event under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to, any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument filed as an exhibit to the Registration Statement, in each case, to which the Company is a party or by which it is bound, or to which any of the assets, properties or operations of the Company or its Subsidiaries is subject (collectively, the “Company Reviewed Agreements”), (ii) result in a violation of the Certificate of Incorporation or Bylaws of the Company or certificate of formation or limited liability company agreement of any Subsidiary, (iii) result in the violation of any law, rule or regulation of any Included Law (as defined below), or (iv) result in any violation by the Company or its Subsidiaries of any order, writ, judgment or decree of any governmental authority identified in Schedule B hereto.

7.
The execution and delivery by Gulfport of the Underwriting Agreement do not, and the performance by it of its obligations thereunder will not, (i) whether with or without the giving of notice or passage of time or both, constitute a breach of, or default or Debt Repayment Triggering Event under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of Gulfport pursuant to, any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument filed as an exhibit to Gulfport’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013, Gulfport’s Quarterly Report on Form 10-Q for the three months ended March 31, 2013 or any of Gulfport’s subsequent Current Reports on Form 8-K, in each case, to which Gulfport is a party or by which it is bound, or to which any of the assets, properties or operations of Gulfport is subject (collectively, the “Gulfport Reviewed Agreements” and, together with the Company Reviewed Agreements, the “Reviewed Agreements”), (ii) result in a violation of the certificate of incorporation or bylaws of Gulfport, (iii) result in the violation of any law, rule or regulation of any Included Law, or (iv) result in any violation by Gulfport of any order, writ, judgment or decree of any governmental authority identified in Schedule C hereto.

8.
No consent, authorization, approval or other action by, and no notice to or registration or filing with, any United States Federal or state governmental authority or regulatory body, or any third party that is a party to any Reviewed Agreement, is required for the due execution, delivery or performance by the Company or Gulfport of the Underwriting Agreement, except as have been obtained or made and as may be required under the Securities Act, the Exchange Act or blue sky laws of any jurisdiction in the United States in connection with the offer and sale of the [Firm][Optional] Securities.

9.
The Company is not, and as a result of the transactions contemplated by the Underwriting Agreement will not be, required to register as an investment company under the Investment Company Act of 1940, as amended.

10.
The [Firm][Optional] Securities have been duly authorized by the Company and are validly issued, fully paid and non-assessable and the [Firm][Optional] Securities were not, when issued, and are not, as of the date hereof, subject to preemptive rights pursuant to the DGCL, the Certificate of Incorporation or Bylaws of the Company or any Company Reviewed Agreement.

11.
The authorized equity capitalization as set forth in the Certificate of Incorporation of the Company consists of 100,000,000 shares of common stock, par value $0.01 per share, and 10,000,000 shares of preferred stock, par value $0.01 per share.

12.	The [Firm][Optional] Securities conform in all material respects to the description thereof set forth in the Registration Statement, the General Disclosure Package and the Final Prospectus.

13.
The Registration Statement became automatically effective under the Securities Act on November 5, 2013 and the Final Prospectus was filed with the Commission on June 24, 2014 in accordance with Rule 424(b). To our knowledge, no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending before or contemplated by the Commission.

14.
The statements in the Final Prospectus and the General Disclosure Package under the caption “Description of Capital Stock,” insofar as such statements constitute a summary of the documents referred to therein, matters of law or legal proceedings, fairly present in all material respects the information required to be shown and are fair and accurate summaries, subject to the qualifications and assumptions stated therein.

15.
The statements made in the General Disclosure Package and the Final Prospectus under the caption “Material U.S. Federal Income and Estate Tax Considerations for Non-U.S. Holders” insofar as they purport to be summaries of the terms of statutes, rules or regulations constitute accurate summaries of the terms of such statutes, rules or regulations in all material respects, subject to the qualifications and assumptions stated therein.

16.
To such counsel’s knowledge, (a) no holder of any security of the Company other than (i) DB Energy Holdings and certain of its affiliates pursuant to the Registration Rights Agreement dated as of October 11, 2012, by and between the Company and DB Energy and (ii) Gulfport pursuant to the Investor Rights Agreement, dated as of October 11, 2012, by and between the Company and Gulfport, has any right to require registration of shares of common stock or any other security of the Company in the Registration Statement and (b) all of the shares of Common Stock owned by Gulfport, DB Energy and such affiliates have been registered under the Registration Statement.

17.    Assuming that (i) each Selling Stockholder has delivered to the Company’s transfer agent (the “Transfer Agent”) a stock power endorsed in blank with respect to such Selling Stockholder’s Offered Securities, (ii) such Selling Stockholder has authorized the Transfer Agent to use the stock power to transfer such Selling Stockholder’s Offered Securities to the Underwriter or as directed by the Underwriter and such Selling Stockholder’s Offered Securities have been so transferred and issued, (iii) the Transfer Agent has acknowledged that it holds such Offered Securities that were formerly owned by each Selling Stockholder for the account of the Underwriter, (iv) the Underwriter has purchased such Offered Securities pursuant to the Underwriting Agreement by making payment therefor as provided therein, and (v) neither the Underwriter nor the Transfer Agent have granted a security interest in such Offered Securities, the Underwriter will have acquired a security entitlement with respect to such Offered Securities purchased by the Underwriter, and an action based on an adverse claim to such Offered Securities may not be asserted against the Underwriter with respect to such Offered Securities if the Underwriter does not have notice of the adverse claim. As used in this opinion, terms defined in Article 8 of the Uniform Commercial Code of the State of New York (the “NY UCC”) shall have the meanings set forth therein, including, without limitation, the terms “adverse claim,” “notice of an adverse claim,” and “security entitlement,” which are defined in Sections 8-102(a)(1), 8-105, 8-501(a), 8-102(a)(14) and 8-102(a)(17) of the NY UCC, respectively.

Negative Assurance
Because the primary purpose of such counsel’s professional engagement was not to establish or confirm factual matters or financial, accounting, statistical or reserve information, and because many determinations involved in the preparation of the Registration Statement, the General Disclosure Package or the Final Prospectus are of a wholly or partially non-legal character, except as expressly set forth in paragraphs 14, 15, and 16 of this letter, such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained or incorporated by reference in the Registration Statement, the General Disclosure Package and the Final Prospectus and such counsel makes no representation that it has independently verified the accuracy, completeness or fairness of such statements.
However, in the course of our acting as special counsel to the Company in connection with its preparation of the Registration Statement, the General Disclosure Package and the Final Prospectus, prior to the filing of the Registration Statement, the Preliminary Prospectus and the Final Prospectus, such counsel reviewed each such document, participated in conferences and telephone conversations with representatives of the Company, the internal reserve engineer of the Company, representatives of the independent public accountants for the Company, representatives of the independent petroleum engineers of the Company, representatives of the Selling Stockholders, representatives of the Underwriter and representatives of the Underwriter’s counsel, during which conferences and conversations the contents of the Registration Statement, the General Disclosure Package and the Final Prospectus and related matters were discussed, and such counsel reviewed certain corporate records and documents furnished to such counsel by the Company and certain documents publicly filed by the Company with the Commission.
Subject to the foregoing, such counsel confirms to you that, on the basis of the information we gained in the course of performing the services referred to above:

(a) Each of the Registration Statement, the General Disclosure Package and the Final Prospectus, and each amendment or supplement thereto, including the documents incorporated by reference therein, in each case as of their respective effective or issue dates appeared on its face, as supplemented or amended, to be appropriately responsive in all material respects to the requirements of the Securities Act and the applicable rules and regulations thereunder, except that (i) we express no view as to the financial statements and related notes and schedules or other financial data, accounting data or reports on the effectiveness of internal control over financial reporting; oil and gas reserves; or statistical data derived from such financial data or oil and gas reserves and related future net cash flows contained in or incorporated by reference or omitted from the Registration Statement, the Final Prospectus or the General Disclosure Package and (ii) we express no view of the anti-fraud provisions of the U.S. Federal securities Laws and the rules and regulations promulgated under such provisions; and

(b) No facts have come to our attention that cause us to believe that:

(i) the Registration Statement, as of its most recent effective date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(ii) the General Disclosure Package, as of the Applicable Time, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or

(iii) the Final Prospectus, as of its date and as of the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;
except that in the case of each of clauses (i) – (iii) above, such counsel does not express any view as to the financial statements and related notes and schedules or other financial data, accounting data or reports on the effectiveness of internal control over financial reporting; oil and gas reserves; or statistical data derived from such financial data or oil and gas reserves and related net future cash flows contained or incorporated by reference in or omitted from the Registration Statement, the Final Prospectus or the General Disclosure Package.
Included Laws

We express no opinion as to the laws of any jurisdiction other than the Included Laws. We have made no special investigation or review of any published constitutions, treaties, laws, rules or regulations or judicial or administrative decisions (“Laws”), other than a review of (i) the DGCL, (ii) the Delaware Limited Liability Company Act, (iii) the Delaware Revised Uniform Limited Partnership Act, (iv) solely with respect to the opinions expressed in paragraphs 6 and 7 of this letter, the Laws of the State of Texas, (v) the Federal securities Laws of the United States of America, (vi) solely with respect to the opinion expressed in paragraph 15 of this letter, the Federal tax Laws of the United States of America and (vii) solely with respect to the opinion expressed in paragraph 17 of this letter, the NY UCC. For purposes of this letter, the term “Included Laws” means the items described in clauses (i), (ii), (iii), (iv), (v), (vi) and (vii) of the preceding sentence that are, in our experience, normally applicable to transactions of the type contemplated by the Underwriting Agreement. The term Included Laws specifically excludes (a) Laws of any counties, cities, towns, municipalities and special political subdivisions, or foreign governments and, in each case, any agencies thereof, (b) zoning, land use, building and construction Laws, (c) Federal Reserve Board margin regulations, (d) any antifraud, environmental, labor, pension, employee benefit, antiterrorism, money laundering, insurance, antitrust or intellectual property Laws, (e) except to the extent set forth in paragraphs 8, 9 and 13 of this letter, securities Laws, (f) except to the extent set forth in paragraph 15 of this letter, tax Laws and (g) Laws relating to the regulation of the conduct of the business of the Company and each Subsidiary, including, without limitation, the business of oil and natural gas exploration and production companies.

SCHEDULE F

Form of Opinion of General Counsel of the Company

1.
To the knowledge of such counsel, there are no legal or governmental proceedings required to be described in the Registration Statement, the General Disclosure Package or the Final Prospectus under the Securities Act and the Rules and Regulations which are not described as required, or any contracts required to be described in the Registration Statement, the General Disclosure Package or the Final Prospectus or to be filed as exhibits to the Registration Statement, in each case under the Securities Act and the Rules and Regulations, which are not described and filed as required.

2.
To such counsel’s knowledge, (a) the Company is not in material violation of its charter, by-laws or similar organizational document and (b) no material default (or event which, with the giving of notice or lapse of time would be a default) has occurred in the due performance or observance by the Company of any of its material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument that is described or referred to in the Registration Statement, the General Disclosure Package or the Final Prospectus.

F-1

SCHEDULE G

Form of Opinion of Counsel for Wexford Selling Stockholders

1.
Each of the Wexford Selling Stockholders is a Delaware limited liability company or limited partnership, as applicable, that is validly existing and in good standing under the laws of the State of Delaware.

2.
Each Wexford Selling Stockholder has the power and authority to enter into and perform its obligations under the Underwriting Agreement. The execution and delivery of the Underwriting Agreement by each Wexford Selling Stockholder, and the performance by such Wexford Selling Stockholder of its obligations thereunder, have been duly authorized by all necessary limited liability company action or limited partnership action, as applicable, on the part of such Wexford Selling Stockholder. The Underwriting Agreement has been duly executed and delivered by each Wexford Selling Stockholder.

3.
No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any Federal or state governmental authority or agency is required for the due execution and delivery of the Underwriting Agreement by the Wexford Selling Stockholders and the performance by the Wexford Selling Stockholders of their respective obligations under the Underwriting Agreement except for (i) those that have been obtained or made and (ii) those that may be required under state securities laws or blue sky laws.

4.
Neither the sale of the [Firm][Optional] Securities nor the performance by the Wexford Selling Stockholders of their respective obligations under the Underwriting Agreement will, to such counsel’s knowledge, (i) with or without the giving of notice or passage of time or both, conflict with or constitute a default under, any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument known to such counsel to which any Wexford Selling Stockholder is a party or by which it is bound, (ii) result in a violation of the organizational documents of any Wexford Selling Stockholder, (iii) result in the violation of any law, rule or regulation of any Relevant Law or (iv) result in any violation of any order, writ, judgment or decree of any governmental authority known to such counsel and identified in a schedule to such counsel’s opinion.

G-1

SCHEDULE H

Form of Opinion of Maples and Calder

Based upon, and subject to, the foregoing assumptions and the qualifications set out below, and having regard to such legal considerations as we deem relevant, we are of the opinion that:

1.1	The Company has been duly incorporated as an exempted company with limited liability and is validly existing and in good standing under the laws of the Cayman Islands.

1.2	The Company has all requisite power and authority under the Memorandum and Articles to enter into, execute and perform its obligations under the Transaction Document.

1.3
The execution and delivery of the Transaction Document and the sale of the Offered Securities (as defined in the Transaction Document) do not, and the performance by the Company of its obligations under the Transaction Document will not, conflict with or result in a breach of any of the terms or provisions of the Memorandum and Articles or any law, public rule or regulation applicable to the Company currently in force in the Cayman Islands.

1.4
The execution, delivery and performance of the Transaction Document have been authorised by and on behalf of the Company and, upon the execution and unconditional delivery of the Transaction Document by [Signatory Name] for and on behalf of the Company, the Transaction Document will have been duly executed and delivered on behalf of the Company and will constitute the legal, valid and binding obligations of the Company enforceable in accordance with its terms.

1.5
Neither the sale of the Offered Securities (as defined in the Transaction Document) nor the performance by the Company of its obligations under the Transaction Document will, to our knowledge, (i) with or without the giving of notice or passage of time or both, conflict with or constitute a default under, any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument known to us to which the Company is a party or by which it is bound, (ii) result in a violation of the terms or provisions of the Memorandum and Articles, (iii) result in the violation of any law, rule or regulation of the Cayman Islands or (iv) result in any violation of any order, writ, judgment or decree of any governmental authority known to me and identified in a schedule to my opinion.

1.6
No authorisations, consents, approvals, licences, validations or exemptions are required by law from any governmental authorities or agencies or other official bodies in the Cayman Islands in connection with:

(a)	the execution, creation or delivery of the Transaction Document by and on behalf of the Company;

(b)	subject to the payment of the appropriate stamp duty, enforcement of the Transaction Document against the Company; or

(c)	the performance by the Company of its obligations under the Transaction Document.

1.7
No taxes, fees or charges (other than stamp duty as described in Qualification 4.3) are payable (either by direct assessment or withholding) to the government or other taxing authority in the Cayman Islands under the laws of the Cayman Islands in respect of:

(a)	the execution or delivery of the Transaction Document;

(b)	the enforcement of the Transaction Document; or

(c)	payments made under, or pursuant to, the Transaction Document.
The Cayman Islands currently have no form of income, corporate or capital gains tax and no estate duty, inheritance tax or gift tax.

H-1

1.8	The courts of the Cayman Islands will observe and give effect to the choice of the Relevant Law as the governing law of the Transaction Document.

1.9
Based solely on our search of the Register of Writs and Other Originating Process (the "Court Register") maintained by the Clerk of the Court of the Grand Court of the Cayman Islands from the date of incorporation of the Company to the close of business (Cayman Islands time) on __ June 2013 (the "Litigation Search"), the Court Register disclosed no writ, originating summons, originating motion, petition (including any winding-up petition), counterclaim nor third party notice ("Originating Process") nor any amended Originating Process pending before the Grand Court of the Cayman Islands, in which the Company is identified as a defendant or respondent.

1.10
Although there is no statutory enforcement in the Cayman Islands of judgments obtained in the Relevant Jurisdiction, a judgment obtained in such jurisdiction will be recognised and enforced in the courts of the Cayman Islands at common law, without any re-examination of the merits of the underlying dispute, by an action commenced on the foreign judgment debt in the Grand Court of the Cayman Islands, provided such judgment:

(a)	is given by a foreign court of competent jurisdiction;

(b)	imposes on the judgment debtor a liability to pay a liquidated sum for which the judgment has been given;

(c)	is final;

(d)	is not in respect of taxes, a fine or a penalty; and

(e)	was not obtained in a manner and is not of a kind the enforcement of which is contrary to natural justice or the public policy of the Cayman Islands.

1.11
It is not necessary to ensure the legality, validity, enforceability or admissibility in evidence of the Transaction Document that any document be filed, recorded or enrolled with any governmental authority or agency or any official body in the Cayman Islands.

H-2

Exhibit A

Form of Lock-Up Letter

Diamondback Energy, Inc.
500 West Texas
Midland, Texas 79701

Credit Suisse Securities (USA) LLC,
as Underwriter
Eleven Madison Avenue
New York, NY 10010-3629

Dear Sirs:

As an inducement to the Underwriter to execute the Underwriting Agreement (the “Underwriting Agreement”), pursuant to which an offering will be made of shares of common stock, par value $0.01 per share (the “Securities”), of Diamondback Energy, Inc., and any successor (by merger or otherwise) thereto, (the “Company”), the undersigned hereby agrees that during the period specified in the following paragraph (the “Lock-Up Period”), the undersigned will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any Securities or securities convertible into or exchangeable or exercisable for any Securities, enter into a transaction which would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the Securities, whether any such aforementioned transaction is to be settled by delivery of the Securities or such other securities, in cash or otherwise, or publicly disclose the intention to make any such offer, sale, pledge or disposition, or to enter into any such transaction, swap, hedge or other arrangement, without, in each case, the prior written consent of Credit Suisse Securities (USA) LLC (“Credit Suisse”). In addition, the undersigned agrees that, without the prior written consent of Credit Suisse, it will not, during the Lock-Up Period, make any demand for or exercise any right with respect to, the registration of any Securities or any security convertible into or exercisable or exchangeable for the Securities.

The Lock-Up Period will commence on the date of this Lock-Up Agreement and continue and include the date 30 days after the public offering date set forth on the final prospectus used to sell the Securities (the “Public Offering Date”) pursuant to the Underwriting Agreement.

Any Securities received upon exercise of options or other securities of the Company granted to the undersigned will also be subject to this Lock-Up Agreement. Any Securities acquired by the undersigned in the open market will not be subject to this Lock-Up Agreement; provided that with respect to any sale or other disposition of such Securities, no filing under the Securities Exchange Act of 1934 (the “Exchange Act”) (other than on Form 5) or other public announcement shall be required or shall be voluntarily made by any party in connection with subsequent sales of such Securities acquired in such open market transactions during the Lock-Up Period. Additionally, the restrictions in this Lock-Up Agreement shall not apply to (a) any exercise of options or vesting or exercise of any other equity-based award, in each case, outstanding on the Public Offering Date, and in each case under the Company’s equity incentive plan or any other plan or agreement described in the prospectus included in the Registration Statement, provided that any Securities received upon such exercise or vesting will also be subject to this Lock-Up Agreement, (b) the entering into a written trading plan designed to comply with Rule 10b5-1 of the Exchange Act, provided that no sales are made pursuant to such trading plan during the Lock-Up Period, provided that no filing or public announcement by any party under the Exchange Act or otherwise shall be required (or shall be voluntarily made in connection with such trading plan), (c) transfers as a bona fide gift or gifts, (d) transfers to a family member, trust, family limited partnership or family limited liability company for the direct or indirect benefit of the undersigned or his or her family members, (e) transfers by testate or intestate succession, (f) if the undersigned is a partnership, limited liability company or a corporation, transfers to its limited partners, members or stockholders as part of a distribution, or to any corporation, partnership or other entity that is its affiliate, (g) the sale, together with sales by other officers or directors of the Company signing substantially similar agreements, of up to 300,000 Securities in the aggregate, as allocated by the Company, or (h) to the extent applicable, transfers to the undersigned’s employer, if required by the terms of such individual’s employment, provided that in each transfer pursuant to clauses (c)-(f) the transferee agrees to be bound in writing by the terms of this Lock-Up Agreement prior to such transfer, such transfer shall not involve a disposition for value and no filing or public announcement by any party (donor, donee, transferor or transferee) under the Exchange Act or otherwise shall be required or shall be voluntarily made in connection with such transfer (other than a filing on a Form 5), provided further, that in the case of clause (h), the transferee agrees to be bound by the terms of this or a substantially similar Lock-Up Agreement.

In furtherance of the foregoing, the Company and its transfer agent and registrar are hereby authorized to decline to make any transfer of shares of Securities if such transfer would constitute a violation or breach of this Lock-Up Agreement.

This Lock-Up Agreement shall be binding on the undersigned and the successors, heirs, personal representatives and assigns of the undersigned.

It is understood that if the Underwriting Agreement is executed yet terminates (other than the provisions thereof that survive termination) prior to payment for and delivery of the Offered Securities, the undersigned shall be released from all obligations under this Lock-Up Agreement. Further, this Lock-Up Agreement shall lapse and become null and void if the Public Offering Date shall not have occurred on or before August 1, 2014. This agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

Very truly yours,

…………………………
[Name of stockholder]

Exhibit B

Form of Lock-Up Letter

Diamondback Energy, Inc.
500 West Texas
Midland, Texas 79701

Credit Suisse Securities (USA) LLC
as Representative of the several Underwriters
named in the Underwriting Agreement specified below
c/o    Credit Suisse Securities (USA) LLC
Eleven Madison Avenue
New York, NY 10010-3629

Dear Sirs:

As an inducement to the Underwriters to execute the Underwriting Agreement (the “Underwriting Agreement”), pursuant to which an offering will be made of shares of common stock, par value $0.01 per share (the “Securities”), of Diamondback Energy, Inc., and any successor (by merger or otherwise) thereto, (the “Company”), the undersigned hereby agrees that during the period specified in the following paragraph (the “Lock-Up Period”), the undersigned will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any Securities or securities convertible into or exchangeable or exercisable for any Securities, enter into a transaction which would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the Securities, whether any such aforementioned transaction is to be settled by delivery of the Securities or such other securities, in cash or otherwise, or publicly disclose the intention to make any such offer, sale, pledge or disposition, or to enter into any such transaction, swap, hedge or other arrangement, without, in each case, the prior written consent of Credit Suisse Securities (USA) LLC (“Credit Suisse”). In addition, the undersigned agrees that, without the prior written consent of Credit Suisse, it will not, during the Lock-Up Period, make any demand for or exercise any right with respect to, the registration of any Securities or any security convertible into or exercisable or exchangeable for the Securities.

The Lock-Up Period will commence on the date of this Lock-Up Agreement and continue and include the date 30 days after the public offering date set forth on the final prospectus used to sell the Securities (the “Public Offering Date”) pursuant to the Underwriting Agreement.

Any Securities received upon exercise of options or other securities of the Company granted to the undersigned will also be subject to this Lock-Up Agreement. Any Securities acquired by the undersigned in the open market will not be subject to this Lock-Up Agreement; provided that with respect to any sale or other disposition of such Securities, no filing under the Securities Exchange Act of 1934 (the “Exchange Act”) (other than on Form 5) or other public announcement shall be required or shall be voluntarily made by any party in connection with subsequent sales of such Securities acquired in such open market transactions during the Lock-Up Period. Additionally, the restrictions in this Lock-Up Agreement shall not apply to (a) any exercise of options or vesting or exercise of any other equity-based award, in each case, outstanding on the Public Offering Date, and in each case under the Company’s equity incentive plan or any other plan or agreement described in the prospectus included in the Registration Statement, provided that any Securities received upon such exercise or vesting will also be subject to this Lock-Up Agreement, (b) the entering into a written trading plan designed to comply with Rule 10b5-1 of the Exchange Act, provided that no sales are made pursuant to such trading plan during the Lock-Up Period, provided that no filing or public announcement by any party under the Exchange Act or otherwise shall be required (or shall be voluntarily made in connection with such trading plan), (c) transfers as a bona fide gift or gifts, (d) transfers to a family member, trust, family limited partnership or family limited liability company for the direct or indirect benefit of the undersigned or his or her family members, (e) transfers by testate or intestate succession or (f) if the undersigned is a partnership, limited liability company or a corporation, transfers to its limited partners, members or stockholders as part of a distribution, or to any corporation, partnership or other entity that is its affiliate, provided that in each transfer pursuant to clauses (c)-(f) the transferee agrees to be bound in writing by the terms of this Lock-Up Agreement prior to such transfer, such transfer shall not involve a disposition for value and no filing or public announcement by any party (donor, donee, transferor or transferee) under the Exchange Act or otherwise shall be required or shall be voluntarily made in connection with such transfer (other than a filing on a Form 5).

In furtherance of the foregoing, the Company and its transfer agent and registrar are hereby authorized to decline to make any transfer of shares of Securities if such transfer would constitute a violation or breach of this Lock-Up Agreement.

This Lock-Up Agreement shall be binding on the undersigned and the successors, heirs, personal representatives and assigns of the undersigned.

It is understood that if the Underwriting Agreement is executed yet terminates (other than the provisions thereof that survive termination) prior to payment for and delivery of the Offered Securities, the undersigned shall be released from all obligations under this Lock-Up Agreement. Further, this Lock-Up Agreement shall lapse and become null and void if the Public Offering Date shall not have occurred on or before August 1, 2014. This agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

Very truly yours,

…………………………
[Name of stockholder]